Other Receivables And Other Current Assets, Net - Schedule of Other Receivables and Other Current Assets (Details) - USD ($)	Apr. 30, 2026	Oct. 31, 2025
Schedule of Other Receivables and Other Current Assets [Abstract]
Other receivables	$ 27,132	$ 25,765
Prepaid expenses	91,123	337,863
Total	118,255	363,628
Allowance for expected credit loss	(11,468)	(11,002)
Other receivables and other current assets, net	$ 106,787	$ 352,626